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                                                                  EXHIBIT 3.3(b)

                            ARTICLES OF AMENDMENT
                                      TO
                           ARTICLES OF ORGANIZATION
                                      OF
                         COLUMBIA DBS MANAGEMENT, LLC


                                      I.

                 The name of the limited liability company is
                        Columbia DBS Management, LLC.

                                     II.

     The Articles of Organization were filed on June 21, 1996.

                                     III.

     Article I of the Articles of Organization shall be amended to read as follows:

     NAME. The name of the Limited Liability Company is DTS Management, LLC.

                                  * * * * *

     IN WITNESS WHEREOF, the undersigned, constituting all the members of the Company, have executed these Articles of Amendment to Articles of Organization of Columbia DBS Management, LLC as of February 3, 1997.

                                       Member:

                                       COLUMBIA CAPITAL CORPORATION,
                                       a Virginia corporation


                                       By:
                                           ----------------------------------


                                       Name:
                                             --------------------------------

                                       Title:
                                              -------------------------------


                                       Member:

                                       DIGITAL TELEVISION SERVICES, LLC
                                       a Delaware limited liability company
                                       By:  Columbia DBS Management, LLC
                                       Its: Manager


                                       By:
                                           ----------------------------------


                                       Name:
                                             --------------------------------

                                       Title:
                                              -------------------------------